UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	December 9, 2008

Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

        (b)     On December 9, 2008, James L. Ziemer, the President and Chief Executive Officer of Harley-Davidson, Inc. (the “Company”), advised the Board of Directors of the Company of his intention to retire from such positions during 2009 at such time as the Company has chosen a successor. The Company issued a press release relating to this matter, which is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Other Events.

        (c)    Exhibits. The following exhibit is being filed herewith:

        (99.1)     Press Release of Harley-Davidson, Inc., dated December 15, 2008

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.
Date: December 15, 2008	By: /s/ Gail A. Lione
Gail A. Lione
Executive Vice President, General Counsel
and Secretary

HARLEY-DAVIDSON, INC.
Exhibit Index to Current Report on Form 8-K
Dated December 15, 2008

Exhibit
Number

(99.1)	Press Release of Harley-Davidson, Inc., dated December 15, 2008.